UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

May 21, 2015

Date of Report

(Date of earliest event reported)

SYNCHRONY FINANCIAL

(Exact name of registrant as specified in its charter)

Delaware	001-36560	51-0483352
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

777 Long Ridge Road, Stamford, Connecticut	06902
(Address of principal executive offices)	(Zip Code)

(203) 585-2400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)	On May 21, 2015, Dmitri Stockton resigned from the Board of Directors (the “Board”) of Synchrony Financial (the “Company”). Mr. Stockton’s decision to resign is solely for personal reasons and did not involve any disagreement with the Company, the Company’s management or the Board.

(d)	On May 21, 2015, the Board, based on the recommendation of the Nominating and Corporate Governance Committee of the Board, elected Tom Gentile as a director of the Company to fill the vacancy created by Mr. Stockton’s resignation from the Board. Like Mr. Stockton, Mr. Gentile is a board designee of General Electric Capital Corporation (“GECC”) and will not receive any compensation for serving on the Board.

Mr. Gentile, 50, has served as President and COO of GECC since June 2014. From June 2011 to June 2014, Mr. Gentile served as President and CEO of GE Healthcare’s Healthcare Systems division. From January 2008 to June 2011, Mr. Gentile served as CEO of GE Aviation’s Services division. From September 2006 until December 2007, Mr. Gentile served as Chief Marketing Officer for GE Money, which included GE Capital Retail Finance, Inc., the predecessor of the Company. From June 2002 until September 2006, Mr. Gentile served as President and CEO of GE Money Australia, a company which included private label credit cards, sales finance and other consumer financial services. Mr. Gentile was named a General Electric Company (“GE”) Vice President and Company Officer in 2005 and a Senior Vice President in 2011. Mr. Gentile became a GECC Officer in 2000. Mr. Gentile was appointed to GE’s Corporate Executive Council in 2011. Mr. Gentile was elected to the GECC board of directors in 2014. Mr. Gentile serves on the board of directors of InSightec, a private Israeli company involved in image guided non-invasive therapy. He previously served on the board of directors of Care Innovations, a home health joint venture between GE and Intel. Mr. Gentile received a B.A. in Economics and an M.B.A. from Harvard University, and studied international relations at the London School of Economics.

(e)	On May 21, 2015, the Management Development and Compensation Committee of the Board adopted three benefit plans for a select group of management and highly compensated employees of the Company or its affiliates:

•	Synchrony Financial Restoration Plan (“Restoration Plan”);

•	Synchrony Financial Executive Severance Plan (“Executive Severance Plan”); and

•	Synchrony Financial Change in Control Severance Plan (“CIC Severance Plan”).

These plans will become effective as of the date that GE reduces its ownership in Company common stock to below 50%.

Restoration Plan

The Restoration Plan provides a select group of management and highly compensated employees of the Company and its affiliates with an opportunity to receive retirement benefits in addition to those available under any tax-qualified defined contribution retirement plan maintained by the Company (the “Qualified Plan”). The Restoration Plan is an unfunded plan in which bookkeeping accounts are established for participants and credited with amounts that the Company would have contributed to the Qualified Plan, but for various limitations imposed by the Internal Revenue Code of 1986, as amended (the “Code”), along with additional amounts associated with matching contributions that cannot be made to the Qualified Plan. The Restoration Plan administrator will designate two or more investment benchmarks from which participants can select the benchmarks that will be used to determine the rate of return or loss applicable to the amounts credited to their accounts under the Restoration Plan. With limited exceptions for death, disability and certain involuntary terminations of employment, a participant forfeits his or her benefit under the Restoration Plan if his or her employment with the Company terminates prior to earning three years of service and attaining age sixty. Payments are made following a participant’s termination of employment, based on the participant’s elections regarding the time and form of payment, in accordance with Section 409A of the Code. A copy of the Restoration Plan is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference thereto.

Executive Severance Plan

The Executive Severance Plan provides for a base level of severance benefits to be provided to certain executives of the Company upon a qualifying termination of employment from the Company and its affiliates. The purpose of the Executive Severance Plan is to secure the continued services and ensure the continued dedication of such executives. The Executive Severance Plan provides that if a participating executive is laid off, such executive will be entitled to the excess, if any, of:

•	Six, twelve or eighteen months of the executive’s base salary (depending on the executive’s role within the Company), over

•	All other severance benefits that the executive will receive from the Company or its affiliates in connection with being laid off.

A copy of the Executive Severance Plan is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference thereto.

CIC Severance Plan

The CIC Severance Plan provides for the payment of severance benefits to the Chief Executive Officer (“CEO”) and the Executive Vice Presidents (“EVPs”) of the Company upon a qualifying termination of employment within thirty months following a change in control (as defined in the CIC Severance Plan). The purpose of the CIC Severance Plan is to secure the continued services and ensure the continued dedication and objectivity of these executives in the event of any threat or occurrence of, or negotiation or other action that could lead to, or create the possibility of, a change in control of the Company. The CIC Severance Plan provides for the following severance benefits:

•	With respect to the CEO, a lump sum payment equal to the sum of (1) the CEO’s prorated bonus for the year of termination, (2) the product of two and one half multiplied by the sum of the CEO’s annual base salary and target bonus, and (3) an amount equal to thirty months of the employer portion of the monthly premium or cost of coverage for the health benefits elected by the CEO, based on the rates for continuation coverage pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“Healthcare Premiums”). In addition, for thirty months following the CEO’s termination of employment, the CEO will be entitled to reasonable executive outplacement services.

•	With respect to each EVP, a lump sum payment equal to the sum of (1) the EVP’s prorated bonus for the year of termination, (2) the product of two multiplied by the sum of the EVP’s annual base salary and target bonus, and (3) an amount equal to twenty-four months of Healthcare Premiums. In addition, for twenty-four months following the EVP’s termination of employment, the EVP will be entitled to reasonable executive outplacement services.

A copy of the CIC Severance Plan is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference thereto.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)	The Company held its annual meeting of stockholders on May 21, 2015.

(b)	The stockholders elected all of the directors named in the proxy statement for the coming year; approved our named executives’ compensation in an advisory vote; selected every year as the frequency of the vote to approve our named executive officers’ compensation in an advisory vote; approved the Synchrony Financial Annual Incentive Plan; approved the Synchrony Financial 2014 Long-Term Incentive Plan; and ratified the selection of KPMG LLP as our independent registered public accounting firm for 2015. The voting results for each of these proposals are detailed below.

A.	Election of Directors

		For	Against	Abstain	Non-Votes
1.	Margaret M. Keane	758,616,428	18,362,752	25,457	7,517,130
2.	William H. Cary	748,132,571	28,526,531	345,535	7,517,130
3.	Daniel O. Colao	754,388,975	22,391,206	224,456	7,517,130
4.	Alexander Dimitrief	746,210,436	30,567,337	226,864	7,517,130
5.	Anne Kennelly Kratky	754,397,244	22,388,025	219,368	7,517,130
6.	Dmitri L. Stockton	754,382,855	22,394,917	226,865	7,517,130
7.	Roy A. Guthrie	771,007,258	4,399,444	1,597,935	7,517,130
8.	Richard C. Hartnack	769,386,497	7,585,189	32,951	7,517,130
9.	Jeffrey G. Naylor	774,909,378	2,063,800	31,459	7,517,130

B.	Management Proposals

	For	Against	Abstain	Non-Votes
Advisory Vote to Approve Named Executive Officer Compensation	775,380,227	962,999	661,411	7,517,130
Approval of the Synchrony Financial Annual Incentive Plan	757,134,362	19,508,319	361,956	7,517,130
Approval of the Synchrony Financial 2014 Long-Term Incentive Plan	773,572,574	1,666,442	1,765,621	7,517,130
Ratification of Selection of KPMG LLP as Independent Registered Public Accounting Firm of the Company for 2015	784,310,978	142,136	68,653	N/A

	One Year	Two Years	Three Years	Abstain	Non-Votes
Advisory Vote on Frequency of the Vote to Approve Named Executive Officers’ Compensation	771,662,019	42,333	5,256,344	43,941	7,517,130

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Number	Description

10.1	Form of Synchrony Financial Restoration Plan

10.2	Form of Synchrony Financial Executive Severance Plan

10.3	Form of Synchrony Financial Change in Control Severance Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNCHRONY FINANCIAL

Date: May 27, 2015	By:	/s/ Jonathan Mothner
	Name:	Jonathan Mothner
	Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Number	Description

10.1	Form of Synchrony Financial Restoration Plan

10.2	Form of Synchrony Financial Executive Severance Plan

10.3	Form of Synchrony Financial Change in Control Severance Plan